CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Sep. 30, 2012	Sep. 30, 2011
CONSOLIDATED BALANCE SHEETS
Fair value of mortgage-backed securities held to maturity, amortized cost (in dollars)	$ 6,096,227	$ 7,727,314
Loans receivable, allowance for loan losses (in dollars)	17,116,595	25,713,622
Real estate acquired in settlement of loans, allowance for losses (in dollars	$ 4,706,775	$ 2,515,800
Preferred stock, par value (in dollars per share)	$ 0.01	$ 0.01
Preferred stock, shares authorized	1,000,000	1,000,000
Preferred stock, shares issued	25,418	32,538
Preferred stock, liquidation value (in dollars per share)	$ 1,000	$ 1,000
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	18,000,000	18,000,000
Common stock, shares issued	13,068,618	13,068,618
Treasury stock, shares	2,114,246	2,588,340